                                                                    EXHIBIT 99.1

                                                                 868224 11 4
----------------------------------------                        ----------------
SUBSCRIPTION CERTIFICATE NUMBER                                     CUSIP NUMBER

                         Shares
----------------------------------------
RIGHT TO SUBSCRIBE

                  SUBSCRIPTION CERTIFICATE FOR RIGHTS OFFERING

                    TO HOLDERS OF RECORD ON OCTOBER 30, 1998

                    SUPERIOR NATIONAL INSURANCE GROUP, INC.


     Superior National Insurance Group, Inc. (the "Company") is conducting a rights offering (the "Rights Offering") which entitles each holder of the Company's common stock, $.01 par value per share (the "Common Stock"), as of the close of business on October 30, 1998 (the "Record Date") to receive one transferable right (a "Right") for each share of Common Stock held of record on the Record Date. Each Right entitles the holder thereof to subscribe for and purchase one share of the Company's Common Stock (the "Underlying Common Shares"), at a subscription price of $16.75 (the "Subscription Price") for each Underlying Share (the "Subscription Privilege"), subject to the conditions set
forth in the Prospectus dated             , 1998 (the "Prospectus"). Listed
above is the number of Underlying Common Shares to which the holder of this Certificate is entitled to subscribe pursuant to the Subscription Privilege.


     FOR A MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING, PLEASE REFER TO THE PROSPECTUS. A COPY OF THE PROSPECTUS HAS BEEN DELIVERED TO YOU HEREWITH. UNDEFINED CAPITALIZED TERMS USED HEREIN ARE DEFINED IN THE PROSPECTUS.

     WILMINGTON TRUST COMPANY (THE "SUBSCRIPTION AGENT") MUST RECEIVE THE SUBSCRIPTION ORDER FORM (FORM 1 ATTACHED HERETO) WITH PAYMENT IN IMMEDIATELY
AVAILABLE FUNDS BY 5:00 P.M., NEW YORK CITY TIME, ON             , 1998 (UNLESS
EXTENDED, IN THE SOLE DISCRETION OF THE COMPANY, THE "EXPIRATION DATE") ANY RIGHTS NOT EXERCISED PRIOR TO THE EXPIRATION DATE WILL BE NULL AND VOID. IF IMMEDIATELY AVAILABLE FUNDS ARE NOT DELIVERED ON OR BEFORE THE EXPIRATION DATE, THE RIGHTS WILL EXPIRE AND ANY PURPORTED EXERCISE WILL BE VOID. ANY SUBSCRIPTION FOR THE UNDERLYING SHARES IN THE RIGHTS OFFERING MADE HEREBY IS IRREVOCABLE.

                   The Address of the Subscription Agent is:
                            Wilmington Trust Company
                                   [To Come]

     The Rights represented by this Subscription Certificate may be exercised by duly completing Form 1. The Rights represented by this Subscription Certificate may be transferred, assigned, or sold through a bank or broker by duly completing Form 2. Share certificates may be issued to or may be sent to someone other than the registered holder or to an address other than that appearing on the face of this Subscription Certificate by duly completing Form 3. Rights holders are advised to review carefully and in its entirety the Prospectus, a copy of which has been delivered herewith, before exercising, transferring, assigning or selling their Rights.

     The registered owner whose name appears hereon, or such registered owner's assigns, is entitled to subscribe for the Underlying Common Shares upon the terms and subject to the conditions set forth in the Prospectus and instructions relating to the use thereof.

                                                     Certificate No.  __________

     Because of the Company's desire to complete the Acquisition as soon as possible after the Expiration Date, the Company is requiring that all Subscription Price payments be made in IMMEDIATELY AVAILABLE FUNDS on or before the Expiration Date. HOLDERS EXERCISING RIGHTS IN THE WEEK PRIOR TO THE EXPIRATION DATE ARE URGED TO DELIVER IMMEDIATELY AVAILABLE FUNDS TO THE SUBSCRIPTION AGENT, BY WIRE TRANSFER IF POSSIBLE. Although personal checks may be accepted, to the extent that a check does not clear by the Expiration Date, the subscription will not be valid.

     THIS SUBSCRIPTION CERTIFICATE IS TRANSFERABLE AND MAY BE COMBINED OR DIVIDED (BUT ONLY INTO SUBSCRIPTION CERTIFICATES EVIDENCING A WHOLE NUMBER OF RIGHTS) AT THE SUBSCRIPTION AGENT'S OFFICE.

     RIGHTS HOLDERS SHOULD BE AWARE IF THEY CHOOSE TO EXERCISE OR TRANSFER LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, A NEW SUBSCRIPTION CERTIFICATE MAY NOT BE RECEIVED IN SUFFICIENT TIME TO EXERCISE OR TRANSFER THE REMAINING RIGHTS EVIDENCED THEREBY. NEITHER THE COMPANY NOR THE SUBSCRIPTION AGENT SHALL HAVE ANY LIABILITY TO A TRANSFEREE OR TRANSFEROR OF RIGHTS IF SUBSCRIPTION CERTIFICATES ARE NOT RECEIVED IN TIME FOR EXERCISE, TRANSFER, ASSIGNMENT OR SALE PRIOR TO THE RIGHTS EXPIRATION DATE.

     AN EXERCISE OF RIGHTS EVIDENCED HEREBY IS IRREVOCABLE.

     FOR FURTHER INFORMATION CONCERNING COMPLETION AND EXECUTION OF THE ATTACHED FORMS, PLEASE CONTACT THE INFORMATION AGENT, CORPORATE INVESTOR COMMUNICATIONS,
AT 1-800-       -       .

                                                     Certificate No.  __________

                                     FORM 1

EXERCISE AND SUBSCRIPTION: The undersigned hereby irrevocably exercises one or more Rights to subscribe for the Underlying Common Shares as indicated below, on the terms and conditions specified in the Prospectus, receipt of which is hereby acknowledged.

     The Company will accept or reject this subscription in accordance with the terms set forth in the Prospectus. All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Company, whose determinations shall be final and binding.

     Shares of Common Stock will be issuable promptly upon the valid exercise of this Shareholder Rights Subscription Certificate and certificates delivered immediately after completion of the Acquisition. Such shares will be registered in the same manner as set forth on the face of this Shareholder Rights Subscription Certificate unless otherwise set forth below. If your shares are held in joint ownership, all joint owners must sign. When signing as a fiduciary, representative or corporate officer, give full title as such.

     (a) Number of Rights exercised pursuant to the Subscription Certificate:

            _________ X $16.75 = $________ payment

        METHOD OF PAYMENT (CHECK AND COMPLETE APPROPRIATE BOX(ES)):

        [ ] Bank draft, certified check or money order payable to "Wilmington Trust Company, as Subscription Agent"

        [ ]  Wire transfer directed to Wilmington Trust Company, ABA No.
                       , Credit Account No.           (Superior National Rights
             Offering), Attention: The confirmation of the wire should reference this Subscription Certificate Number and name of the Subscriber.

        [ ] Personal check payable to "Wilmington Trust Company, as Subscription Agent" PAYMENT BY PERSONAL CHECK IS NOT RECOMMENDED BECAUSE IMMEDIATELY AVAILABLE FUNDS MUST BE RECEIVED ON OR PRIOR TO THE EXPIRATION DATE.

     (b) If the Rights being exercised pursuant the Subscription Privilege do not account for all of the Rights represented by this Subscription Certificate (check only one):

        [ ] Deliver to the undersigned a new Subscription Certificate evidencing the remaining Rights to which the undersigned is entitled.

        [ ] Deliver a new Subscription Certificate in accordance with the undersigned's Form 2 instructions (which include any required signature guarantees).

        [ ] Sell the remaining unexercised Rights in accordance with the undersigned's Form 2 instructions.

                                                     Certificate No.  __________

     If the total Subscription Price enclosed or transmitted is insufficient to purchase the total number of shares included in line (a), or if the number of shares being subscribed for is not specified, the Rights Holder exercising this Subscription Certificate shall be deemed to have subscribed for the maximum amount of shares that could be subscribed for upon payment of such amount. To the extent any portion of the Subscription Price enclosed or transmitted exceeds the amount required for the Subscription, such excess funds shall be mailed to the subscriber without interest or deduction as soon as practicable.

-----------------------------------------------------  Address for delivery of Common Stock:
Subscriber's Signature(s)

-----------------------------------------------------  -----------------------------------------------------

-----------------------------------------------------  -----------------------------------------------------
Printed Name(s)

                                                       -----------------------------------------------------

-----------------------------------------------------

Telephone No.: ( -----) ----------------------------

Return to: [Subscription Agent]

By Mail:                                               By Hand/Overnight Delivery:

Wilmington Trust Company                               Wilmington Trust Company
[Address]                                              [Address]

                                                        Certificate No. ________

                                     FORM 2

TO TRANSFER YOUR SUBSCRIPTION CERTIFICATE OR SOME OR ALL OF YOUR RIGHTS, OR TO EXERCISE OR SELL RIGHTS THROUGH YOUR BANK OR BROKER: For value received, the number of Rights represented by this Subscription Certificate as set forth below are hereby assigned to (please print name and address and Taxpayer Identification Number or Social Security Number of transferee in full):

Name of Transferee:
                                 ------------------------------------------------------------
                                                        (Please Print)

Address:
                                 ------------------------------------------------------------

                                 ------------------------------------------------------------
                                                      (Include Zip Code)

Social Security Number or Taxpayer Identification Number:

--------------------------------------------------------------------------------

Number of Rights transferred: --------------------------------------------------

Dated: -------------------------------------- , 1998
Signature(s) Guaranteed by:                                 Signature(s) of Transferor(s):
-----------------------------------------------------       -----------------------------------------------------

                                                            -----------------------------------------------------

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE        Printed name(s) of Transferor(s):
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH                -----------------------------------------------------
MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE
GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
                                                            -----------------------------------------------------
                                                            NOTE: The signature must correspond with the name as
                                                            written and the name must be that of the registered
                                                            owner.

     Proceeds from the sale of Rights may be subject to backup withholding of U.S. taxes unless the Seller's correct taxpayer identification number, typically the Seller's social security or federal employer identification number, on a valid Form W-9 or substitute form (or in the case of a non-U.S. Seller, a valid Form W-8) is on file with the Subscription Agent or, alternatively, the Seller establishes another basis for exemption from backup withholding.

                                                   Certificate No.  ____________

                                     FORM 3

SPECIAL DELIVERY INSTRUCTIONS: Unless otherwise indicated below, the Subscription Agent is hereby authorized to issue and deliver any check and certificates for Common Stock to the undersigned at the address appearing on the face of this Subscription Certificate.

1. SPECIAL DELIVERY INSTRUCTIONS: (See Section 3 of the Instructions).

   To be completed ONLY if the name in which the certificate representing the Common Stock is to be issued is to someone other than the registered holder of this Subscription Certificate.

Issue and mail to:

Name:
------------------------------------
              (Please Print)

Address:

------------------------------------

------------------------------------
         (Include Zip Code)

Social Security Number or Taxpayer Identification Number:

------------------------------------------------------

IMPORTANT: RIGHTS HOLDERS SIGN HERE AND, IF RIGHTS ARE BEING TRANSFERRED ASSIGNED OR SOLD, COMPLETE THE ATTACHED FORM W-9.

Dated:
-------------------------------------- , 1998

Signature(s) of Registered Holder(s)                   Printed name(s) of Registered Holder(s):

-----------------------------------------------------  -----------------------------------------------------

-----------------------------------------------------  -----------------------------------------------------

Signature(s) Guaranteed by:

-----------------------------------------------------  -----------------------------------------------------

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE
GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

     Must be signed by the registered holder(s) as name(s) appear(s) on this Subscription Certificate. If signature is by trustee(s), executor(s), administrator(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information. See the Instructions.

                                                   Certificate No.  ____________

Name:
------------------------------------
              (Please Print)

Capacity (Full Title):
------------------------------------

Address:
------------------------------------

------------------------------------
         (Include Zip Code)

Tax Identification or Social
Security Number:

------------------------------------

            INSTRUCTIONS FOR USE OF RIGHTS SUBSCRIPTION CERTIFICATE

                            ------------------------

                    SUPERIOR NATIONAL INSURANCE GROUP, INC.

                            ------------------------

              CONSULT THE INFORMATION AGENT OR YOUR BANK OR BROKER
          IF YOU HAVE ANY QUESTIONS AFTER READING THESE INSTRUCTIONS.
                            ------------------------


     These instructions are being sent in connection with the rights offering (the "Rights Offering") by Superior National Insurance Group, Inc., a Delaware corporation (the "Company"), to the holders of its Common Stock, par value $.01 per share (the "Common Stock"), and outstanding warrants to purchase Common
Stock, as described in the Company's Prospectus dated                     , 1998
(the "Prospectus"). The following summarizes the terms of the Rights Offering.



          Holders of record of Common Stock at the close of business on
                 , 1998 (the "Record Date") shall receive one transferable subscription right (a "Right") for each share of Common Stock held on the Record Date. Each Right entitles the holder of the Right to subscribe for and purchase from the Company one share of Common Stock at the subscription price (the "Subscription Price") of $16.75 per share (the "Subscription Privilege"). The Rights will expire at 5:00 p.m., New York City time on November 20, 1998, unless extended by the Company (the "Expiration Date").


          The number of Rights to which you are entitled is printed on the face of your Subscription Certificate. You should indicate your wishes with regard to the exercise or transfer of your Rights by completing the appropriate form or forms on the reverse side of your Subscription Certificate and returning the Subscription Certificate to the Subscription Agent in the envelope provided.

     YOUR SUBSCRIPTION CERTIFICATE OR NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE SUBSCRIPTION AGENT AND PAYMENT OF THE SUBSCRIPTION PRICE, INCLUDING FINAL CLEARANCE OF ANY UNCERTIFIED CHECKS, MUST BE RECEIVED BY THE
SUBSCRIPTION AGENT AT OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON             ,
1998. YOU MAY NOT REVOKE ANY EXERCISE OF A RIGHT.

     1. Subscription Privileges.


          a. How to Exercise Rights. To exercise your Rights, complete the front of your Subscription Certificate and send to the Subscription Agent your properly completed and executed Subscription Certificate, with payment in full of the Subscription Price for each Share of Common Stock subscribed for under the Rights Offering. Payment of the Subscription Price must be made in U.S. dollars for the full number of shares of Common Stock being subscribed for (a) by check or bank draft drawn upon a U.S. bank, or postal, telegraphic or express money order, in each case, payable to "Wilmington Trust Company, as Subscription Agent," or (b) by wire transfer of same day funds to the account maintained by the Subscription Agent for the purpose of accepting subscriptions described in Section 2 below. The Subscription Price will be deemed to have been received by the Subscription Agent only upon (i) clearance of any uncertified check, (ii) receipt by the Subscription Agent of any certified check or bank draft drawn upon a U.S. bank, or of any postal, telegraphic or express money order or (iii) receipt of collected funds in the Subscription Agent's account designated above.


     IF PAYING BY UNCERTIFIED CHECK, PLEASE NOTE THAT THE FUNDS PAID THEREBY MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR. ACCORDINGLY, RIGHTS HOLDERS WHO WISH TO PAY THE SUBSCRIPTION PRICE BY MEANS OF UNCERTIFIED CHECK ARE URGED TO MAKE PAYMENT SUFFICIENTLY IN ADVANCE OF THE RIGHTS EXPIRATION DATE TO ENSURE THAT SUCH PAYMENT IS RECEIVED AND CLEARS BEFORE THE EXPIRATION TIME AND ARE URGED TO CONSIDER, IN THE ALTERNATIVE, PAYMENT BY MEANS OF CERTIFIED CHECK, BANK DRAFT, MONEY ORDER OR WIRE TRANSFER OF FUNDS.

          If you exercise less than all of the Rights evidenced by your Subscription Certificate by so indicating on Form 1 attached to your Subscription Certificate, the Subscription Agent will either (i) issue you a new Subscription Certificate representing the remaining Rights, (ii) if you so indicate on your Subscription Certificate, issue a new Subscription Certificate to a designated transferee, or (iii) sell the remaining unexercised Rights in accordance with your instructions. If no indication is made, the Subscription Agent will issue you a new Subscription Certificate evidencing your unexercised Rights. If you choose, however, to have a new Subscription Certificate sent to you or a designated transferee, any such new Subscription Certificate may not be received in sufficient time to permit you or the designated transferee to sell or exercise the Rights evidenced thereby.

          A new Subscription Certificate will be issued to a submitting Rights Holder, or to any designated transferee, upon the partial exercise or sale of Rights only if the Subscription Agent received a properly endorsed Subscription Certificate no later than 5:00 p.m., New York City time, on
                    , 1998. After such time, no new Subscription Certificates will be issued.

          If you have not indicated the number of Rights being exercised, or if you have not forwarded full payment of the Subscription Price for the number of Rights that you have indicated are being exercised, then you will be deemed to have subscribed for the maximum amount of shares that could be subscribed for upon payment of such amount. To the extent any portion of the Subscription Price enclosed or transmitted exceeds the amount required for the Subscription, such excess funds shall be mailed to the subscriber without interest or deduction as soon as practicable.


          b. Exercise of Rights through a Nominee. Banks, brokers and other nominees who exercise the Subscription Privilege on behalf of the beneficial owners of Rights will be required to certify to the Subscription Agent and the Company, by delivery to the Subscription Agent of a Nominee Holder Subscription Certification in the form available from the Subscription Agent or the Information Agent, the aggregate number of Rights as to which the Subscription Privilege is being exercised and the number of shares of Common Stock thereby subscribed for by each beneficial owner of Rights on whose behalf such nominee holder is acting.



     2. The Subscription Agent.


          The address, telephone and facsimile numbers of, and wire information for, the Subscription Agent are as follows:



        By Mail:     -----------------------------------------------------
                     -----------------------------------------------------
                     -----------------------------------------------------
                     -----------------------------------------------------

        By Hand or
        Overnight:   -----------------------------------------------------
                     -----------------------------------------------------
                     -----------------------------------------------------
                     -----------------------------------------------------

        By Wire:      ----------------------------------------------[Bank]

                     -----------------------------------------------------

                     ABA: -----------------------------------------------

                     Credit Acct. # -------------------------------------

                     --------------- (Superior National Rights Offering )

                     Attn: ----------------------------------------------

                     (___) ----------------------------------------------

        Facsimile: (For Eligible Institutions Only): (___) ------------------------------

        For Confirming Fax ONLY: (___) ------------------------------



     3. Information Agent.


          If you have questions regarding how to properly complete the Subscription Certificate or any document related thereto, please contact the Information Agent.

          The address and telephone number of the Information Agent are as follows:
                 ---------------------------------------------
                 ---------------------------------------------
                 ---------------------------------------------
                 (___) ---------------------------------------


     4. Issuance and Delivery of Stock Certificates. The following issuances, deliveries and payments will be made to you at your address of record on the Record Date unless you provide special payment, issuance or delivery instructions to the contrary by completing the applicable part of your Subscription Certificate. See "The Stock Offering -- Exercise of Rights" in the Prospectus.



          a. Subscription Privilege. As soon as practicable after November 20, 1998, the Subscription Agent will issue and mail in accordance with the instruction of the exercising Rights Holder, a certificate representing the shares of Common Stock purchased under the Subscription Privilege. See "The Stock Offering -- Exercise of Rights" in the Prospectus.



          b. Refunding of Excess Payments. As soon as practicable after November 20, 1998, the Subscription Agent will return by mail without interest or deduction, any excess funds received in payment of the Subscription Price for shares of Common Stock.



     5. Sale or Transfer of Rights.



          a. Sale of Rights Through a Bank, Broker or other Nominee. To sell or transfer all Rights evidenced by a Subscription Certificate through your bank, broker or other nominee, so indicate on your Subscription Certificate and deliver your properly completed and executed Subscription Certificate to your bank or broker. Your Subscription Certificate should be delivered to your bank or broker in sufficient time for the Rights to be sold. If the form on the reverse of your Subscription Certificate is completed without designating a transferee, the Subscription Agent may thereafter treat the bearer of the Subscription Certificate as the absolute owner of all of the Rights evidenced by such Subscription Certificate for all purposes, and the Subscription Agent will not be affected by any notice to the contrary.



          b. Transfer of Rights to a Designated Transferee. To sell or transfer all of your Rights, you must complete the form on the reverse of your Subscription Certificate in its entirety, execute the Subscription Certificate and have your signature guaranteed by a bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, or clearing agency or savings association (an "Eligible Guarantor Institution"). A Subscription Certificate that has been properly transferred in its entirety may be exercised by a new Rights Holder without having a new Subscription Certificate issued. To exercise, or otherwise take action with respect to, such a transferred Subscription Certificate, the new Rights Holder should deliver the Subscription Certificate, together with payment of the applicable Subscription Price and complete separate instructions signed by the new Rights Holder to the Subscription Agent in sufficient time to permit the Subscription Agent to take the desired action. Only the Subscription Agent can issue Subscription Certificates. However, you may transfer a portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register that portion of the Rights indicated therein in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing the transferred Rights. In that event, a new Subscription Certificate evidencing the balance of the Rights will be issued to you or if you so instruct, to an additional transferee. Alternatively, you may divide your Subscription Certificate into new Subscription Certificates evidencing appropriate numbers of Rights for transfer by following the instructions in Section 6 below.


          If you wish to transfer all or a portion of your Rights (but not fractional Rights), you should allow a sufficient amount of time prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent, (ii) new Subscription Certificates to be issued and transmitted to the transferee(s), with respect to transferred Rights, and to you with respect to retained Rights, if any, and (iii) the Rights evidenced by the new Subscription Certificates to be exercised or sold by the recipients thereof. Such amount of time could range from two to four business days, depending upon the method by which delivery of the Subscription Certificate and payment is made and the number of transactions which you instruct the Subscription Agent to effect. Neither the Company nor the Subscription Agent will have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to November 20, 1998.



     6. Dividing a Subscription Certificate. To have your Subscription Certificate divided into two or more Subscription Certificates, evidencing the same aggregate number of Rights, send your Subscription Certificate, together with complete separate instructions (including specification of the denominations into which you wish your rights to be divided) signed by you, to the Subscription Agent, allowing a sufficient amount of time for new Subscription Certificates to be issued and returned so they can be used prior to the Expiration Date. Alternatively, you may ask a bank or broker to effect such action on your behalf. Your signature must be guaranteed by an Eligible Guarantor Institution (as defined in Section 5) if any of the new Subscription Certificates are to be issued in a name other than that in which the original Subscription Certificate was issued. Subscription Certificates may not be divided into fractional Rights, and any instruction to do so will be rejected. As a result of delays in the mail, the time of the transmittal, the necessary processing time and other factors, you or your transferee may not receive such new Subscription Certificates in time to enable the Rights Holder to complete a sale or exercise by November 20, 1998. Neither the Company nor the Subscription Agent will be liable to either a transferor or transferee for any such delays.


     7. Signatures.

          a. Execution by Rights Holder. The signature on the Subscription Certificate must correspond with the name of the Rights Holder exactly as it appears on the face of the Subscription Certificate without any alteration or change whatsoever. Persons who sign the Subscription Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Company in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.


          b. Execution by Person Other Than Rights Holder. If the Subscription Certificate is executed by a person other than the Rights Holder named on the face of the Subscription Certificate, proper evidence of authority of the person executing the Subscription Certificate must accompany the same unless, for good cause, the Company dispenses with proof of authority.



          c. Signature Guarantees. Unless your Subscription Certificate (i) provides that the shares of Common Stock to be issued pursuant to the exercise of Rights are to be issued to you or (ii) is submitted for the account of an Eligible Institution (as defined in Section 1), your signature on each Subscription Certificate must be guaranteed by an Eligible Guarantor Institution (as defined in Section 5).


     8. Method of Delivery. The method of delivery of Subscription Certificates and payment of the Subscription Price to the Subscription Agent will be at your election and risk, but, if sent by mail, you are urged to send such materials by registered mail, properly insured, with return receipt requested, and are urged to allow a sufficient number of days to ensure delivery to the Subscription Agent, if you are paying by uncertified check, for the clearance of payment of the Subscription Price prior to November 20, 1998. Because uncertified checks may take at least five business days to clear, you are strongly urged to consider payment by means of certified check, cashier's check, money order or wire transfer.



     9. Form W-9. Each Rights Holder who elects to exercise Rights should provide the Subscription Agent with a correct Taxpayer Identification Number on the Form W-9 attached to the Subscription Certificate. Additional copies of Form W-9 may be obtained upon request from the Information Agent or Subscription Agent. Failure to provide the information on the Form W-9 may subject such Rights Holder to a $50 penalty and to a 31% Federal income tax withholding with respect to dividends that may be paid by the Company on shares of Common Stock purchased upon the exercise of Rights (for those Rights Holders exercising Rights).



     10. Transfer Taxes. Except for the fees charged by the Subscription Agent (which will be paid by the Company as described in Section 3 above), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the Rights Holder, and none of such commissions, fees or expenses will be paid by the Company or the Subscription Agent.



     11. Irregularities. All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Company, whose determinations will be final and binding. The Company, in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscription Certificates will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Company determines, in its sole discretion. Neither the Company nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification. The Company reserves the right to reject any exercise if such exercise is not in accordance with the terms of the Rights Offering or not in proper form or if the acceptance thereof or the issuance of these shares of Common Stock pursuant thereto could be deemed unlawful.

--------------------------------------------------------------------------------

               SUBSTITUTE               PART 1 -- PLEASE PROVIDE YOUR TIN IN
                                        THE BOX AT RIGHT AND CERTIFY BY                     TIN ........................
                FORM W-9                SIGNING AND DATING BELOW                              SOCIAL SECURITY NUMBER OR
                                                                                           EMPLOYER IDENTIFICATION NUMBER
                                        --------------------------------------------------------------------------------------
       DEPARTMENT OF THE TREASURY                                                      PART 2
        INTERNAL REVENUE SERVICE                                                           AWAITING
                                                                                           TIN    [ ]
                                                                                       ---------------------------------------
                                          CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) THE NUMBER SHOWN
                                          ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A
                                          NUMBER TO BE ISSUED TO ME), (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER
                                          BECAUSE I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE ("IRS") THAT I AM
                                          SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR
                                          DIVIDENDS OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP
                                          WITHHOLDING, AND (3) ANY OTHER INFORMATION PROVIDED ON THIS FORM IS TRUE AND
                                          CORRECT.
      PAYOR'S REQUEST FOR TAXPAYER        SIGNATURE ......................................................DATE ...............
      IDENTIFICATION NUMBER (TIN)
           AND CERTIFICATION              You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

--------------------------------------------------------------     --------------------------------------------------------
                                        GIVE THE                                                     GIVE THE EMPLOYER
FOR THIS TYPE OF ACCOUNT:               SOCIAL SECURITY            FOR THIS TYPE OF ACCOUNT:         IDENTIFICATION
                                        NUMBER OF --                                                 NUMBER OF --
--------------------------------------------------------------     --------------------------------------------------------
 1. An individual's account             The individual              6. A valid trust, estate,        The legal entity (Do
                                                                       or pension trust              not furnish the
 2. Two or more individuals             The actual owner of                                          identifying number of
    (joint account)                     the account or, if                                           the personal
                                        combined funds, the                                          representative or
                                        first individual on                                          trustee unless the
                                        the account(1)                                               legal entity itself is
                                                                                                     not designated in the
 3. Custodian account of a minor        The minor(2)                                                 account title)(4)
    (Uniform Gift to Minors Act)

 4. a. The usual revocable savings      The grantor-trustee(1)      7. Corporate account             The corporation
       trust account (grantor is
       also trustee)                                                8. Association, club,            The organization
                                                                       religious, charitable,
    b. So-called trust account that     The actual owner(1)            educational or other
       is not a legal or valid                                         tax-exempt organization
       trust under State law
                                                                    9. Partnership account           The partnership
 5. Sole proprietorship account         The owner(3)
                                                                   10. A broker or registered        The broker or nominee
                                                                       nominee

                                                                   11. Account with the              The public entity
                                                                       Department of Agriculture
                                                                       in the name of a public
                                                                       entity (such as a State or
                                                                       local government, school
                                                                       district or prison) that
                                                                       receives agricultural
                                                                       program payments
--------------------------------------------------------------     --------------------------------------------------------

(1)  List first and circle the name of the person whose number you furnish.

(2)  Circle the minor's name and furnish the minor's social security number.

(3)  Show the name of the owner.

(4)  List first and circle the name of the valid trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempt from backup withholding on ALL payments include the following:
-   A corporation.
-   A financial institution.
- An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under 403(b)(7).
-   The United States or any agency or instrumentality thereof.
- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
-   An international organization or any agency, or instrumentality thereof.
- A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
-   A real estate investment trust.
-   A common trust fund operated by a bank under section 584(a).
-   A trust exempt from tax under Section 644 or described in Section 4947.
- An entity registered at all times during the tax year under the Investment Company Act of 1940.
-   A foreign central bank of issue.
- Payments made to a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
- A futures commission merchant registered with the Commodity Futures Trading Commission.

  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
-   Payments to nonresident aliens subject to withholding under section 1441.
- Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
- Payments of patronage dividends where the amount received is not paid in money.
-   Payments made by certain foreign organizations.

  Payments of interest not generally subject to backup withholding include the following:
-   Payments of interest on obligations issued by individuals.
    Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct taxpayer identification number to the payor.
- Payments of tax-exempt interest (including exempt interest dividends under Section 852).
-   Payments described in Section 6049(b)(5) to nonresident aliens.
-   Payments of tax-free covenant bonds under Section 1451.
-   Payments made by certain foreign organizations.
-   Mortgage interest paid by you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYOR, IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

  Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and the regulations thereunder.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 20% of certain taxable payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN PAYMENTS.--If you fail to include properly on your tax return certain items reported to the IRS such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under payment of tax attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE